Exhibit 99.2

DOLBY LABORATORIES, INC.

2005 STOCK PLAN

EXECUTIVE PERFORMANCE-BASED STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the Dolby Laboratories, Inc. 2005 Stock Plan, as amended (the “Plan”), shall have the same defined meanings in this Performance-Based Stock Option Agreement (the “Option Agreement”).

I.	NOTICE OF STOCK OPTION GRANT

Participant: [FIRST NAME LAST NAME]

Address: [Home Address]

Participant has been granted an Option, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Grant Number:	[ ]

Date of Grant:	December [15], 20xx

Performance Period:	December [15], 20xx to December [15], 20xx, as described below

Performance Metrics:	See below

Exercise Price per Share:	$[ ]

Threshold Number of Shares Vesting:	[ ] (Target number x [#]%)

Target Number of Shares Vesting:	[ ]

Maximum Number of Shares Vesting/Granted:	[ ] (Target number x [#]%)

Total Exercise Price (at Maximum):	$[ ]

Type of Option:	☐ Incentive Stock Option

☐ Nonstatutory Stock Option

Term/Expiration Date:	December [15], 20xx

Vesting Schedule:

This Option shall become exercisable pursuant to the Performance Period and Performance Metrics (each as defined below), subject to (i) the Administrator certifying performance pursuant to the Performance Period and Performance Metrics (“Certification”) and (ii) Participant continuing to be a Service Provider through the earlier of (x) the Certification date, or (y) in the event of Participant’s death between the last day of the Performance Period and the Certification date, the date of death:

Performance Period:	“Performance Period” shall mean the [ ]-year period commencing on the Date of Grant and ending on the [ ] anniversary of the Date of Grant with the number of Shares for which this Option is vested and exercisable (the “Earned Shares”) being determined as soon as practicable following the completion of the Performance Period but no later than 60 days following the completion of the Performance Period.

Performance Metrics:	“Performance Metrics” shall mean the achievement of a specific annualized total stockholder return as follows:

	“Annualized TSR”	Shares Vested
Threshold	[#]%	[#]
Target	[#]%	[#]
Maximum	[#]%	[#]

“Annualized TSR” shall be determined in accordance with the following formula:

“Annualized TSR” = ((P2 / P1)^(1/N)) – 1.

For purposes of the foregoing formula, the following definitions shall apply:

“P1” or “Beginning Stock Price” means the thirty (30) trading day average closing price of a share of Class A common stock, $0.001 par value, of the Company as of and including the last trading day immediately preceding the start of the Performance Period, as adjusted to reflect the reinvestment of dividends.

“P2” or “Ending Stock Price” means the thirty (30) trading day average closing price of a share of Class A common stock, $0.001 par value, of the Company as of and including the last trading day of the Performance Period, as adjusted to reflect the reinvestment of dividends.

Effective December 7, 2015

“N” shall mean [#], which is the number of years of the Performance Period.

This Annualized TSR calculation shall be adjusted to reflect any event described in Section 17 of the Plan, as determined by the Administrator in its sole discretion.

No Shares subject to this Option shall vest for any performance below Threshold. Additionally, the maximum number of Shares for which this Option may become exercisable is capped as indicated in the “Maximum” row of the “Shares Vested” column in the table above.

Performance results between Threshold and Target performance levels and between Target and Maximum performance levels shall be determined on a straight line interpolation basis (rounded down to the nearest whole integer) based on the above figures.

The Administrator shall determine the extent to which the Performance Metrics have been met with respect to the Performance Period and shall certify the number of Earned Shares that may be issued upon exercise of this Option based on such determination. Any portion of this Option not deemed exercisable for Earned Shares shall be cancelled, forfeited and of no further effect.

To the extent the foregoing schedule would result in the vesting of fractional Earned Shares, Earned Shares will be rounded down to the nearest whole Earned Share.

Termination Period:

To the extent vested following the Performance Period, this Option will be exercisable for three (3) months after Participant ceases to be a Service Provider, unless such termination is due to Participant’s death or Disability, in which case this Option will be exercisable for one (1) year after Participant ceases to be Service Provider. Notwithstanding the foregoing, in no event may this Option be exercised after the Term/Expiration Date as provided above.

II.	AGREEMENT

A.	Grant of Option.

The Administrator hereby grants to Participant named in the Notice of Stock

Effective December 7, 2015

Option Grant (the “Notice of Grant”) an Option to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), subject to the terms and conditions of the Plan, which is incorporated herein by reference, and this Option Agreement. Subject to Section 20(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Grant as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d), or otherwise does not qualify as an Incentive Stock Option, it shall be treated as a Nonstatutory Stock Option.

B.	Exercise of Option.

(a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

(b) Method of Exercise. This Option is exercisable by (i) delivery of an exercise notice, in the form and manner determined by the Administrator, or (ii) following an electronic or other exercise procedure prescribed by the Administrator, which in either case shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. Participant shall provide payment of the aggregate Exercise Price as to all Exercised Shares at the time of exercise, together with any applicable withholding taxes arising in connection with such exercise. This Option shall be deemed to be exercised upon receipt by the Company of a fully executed exercise notice or completion of such exercise procedure, as the Administrator may determine in its sole discretion, accompanied by such aggregate Exercise Price and any applicable withholding taxes.

No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes, the Exercised Shares shall be considered transferred to Participant on the date the Option is exercised with respect to such Exercised Shares.

C.	Method of Payment.

Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of Participant:

1. cash;

2. check;

Effective December 7, 2015

3. other Shares which meet the conditions established by the Administrator to avoid adverse accounting consequences (as determined by the Administrator); or

4. consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan.

D.	Transferability of Option.

An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option shall not be transferable in any manner (including without limitation, sale, alienation, anticipation, pledge, encumbrance, or assignment) other than, (i) by will or by the laws of descent and distribution, (ii) by written designation of a beneficiary, in a form acceptable to the Company, with such designation taking effect upon the death of the Participant, (iii) by delivering written notice to the Company, in a form acceptable to the Company (including such representations, warranties and indemnifications as the Company shall require the Participant to make to protect the Company’s interests and ensure that this Nonstatutory Stock Option has been transferred under the circumstances approved by the Company), by gift to a Participant’s spouse, former spouse, children, stepchildren, grandchildren, parent, stepparent, grandparent, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, persons having one of the foregoing types of relationship with the Participant due to adoption, any person sharing the Participant’s household (other than a tenant or employee), a foundation in which these persons or the Participant control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests. A transfer to an entity in which more than fifty percent of the voting interests are owned by these persons (or the Participant) in exchange for an interest in that entity is specifically included as a permissible type of transfer. In addition, a transfer to a trust created solely for the benefit (i.e., the Participant and/or any or all of the foregoing persons hold more than 50 percent of the beneficial interest in the trust) of the Participant and/or any or all of the foregoing persons is also a permissible transferee, or (iv) such other transferees as may be authorized by the Board in its sole and absolute discretion. During the Participant’s life this Nonstatutory Stock Option is exercisable only by the Participant or a transferee satisfying the above conditions. Except in the event of the Participant’s death, upon transfer of a Nonstatutory Stock Option to any or all of the foregoing persons, the Participant is liable for any and all taxes due upon exercise of those transferred Nonstatutory Stock Options. At no time will a transferee who is considered an affiliate under Rule 144(a)(1) be able to sell any or all such Stock without complying with Rule 144. The right of a transferee to exercise the transferred portion of this Nonstatutory Stock Option shall terminate in accordance with the Participant’s right of exercise under this Nonstatutory Stock Option and is further subject to such representations, warranties and indemnifications from the transferee that the Company requires the transferee to make to protect the Company’s interests and ensure that this Nonstatutory Stock Option has been transferred under the circumstances approved by the Company. Once a portion of a Nonstatutory Stock Option is transferred, no further transfer may be made of that portion of the Nonstatutory Stock Option.

Effective December 7, 2015

E.	Term of Option.

This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

F.	Merger or Change in Control.

In the event of a merger or Change in Control of the Company:

1. notwithstanding anything to the contrary in this Option Agreement, the Performance Period shall be deemed to have ended on the closing date of such merger or Change in Control and the per share value of the consideration of the Company’s Class A Common Stock in such transaction shall be used to calculate Annualized TSR instead and in lieu of the Ending Stock Price as stated in the Notice of Grant (it being understood, for the avoidance of doubt, that any dividends paid during the measurement period shall be included in such calculation), and

2.

(a) in the event the successor corporation assumes, substitutes or replaces this Option, the number of Earned Shares shall equal (x) the number of Shares underlying this Option, after giving effect to the Performance Metrics, multiplied by (y) a fraction, the numerator of which equals the numbers of days from the Date of Grant to the closing date of such merger or Change in Control and the denominator of which equals the number of days in the Performance Period had such merger or Change in Control not occurred (the “Proration Ratio”). The portion of this Option that would constitute Earned Shares pursuant to clause (x) above but for the Proration Ratio shall vest in even monthly installments following such closing through the remainder of the Performance Period based solely on Participant’s continued service to the Company or any successor corporation (subject to acceleration based on any applicable written agreement or any applicable Plan provision) and not as a result of the continued performance of the Company or such successor corporation; and

(b) in the event the successor corporation does not assume, substitute or replace this Option, consistent with and subject to the terms of Section 17(c)(i) of the Plan, Participant shall, immediately prior to the merger or Change in Control, fully vest in and have the right to exercise this Option as to all of the Shares underlying this Option, after giving effect to the Performance Metrics, including Shares as to which this Option would not otherwise be vested or exercisable.

Additionally, consistent with and subject to the terms of Section 17(c)(i) of the Plan, the Participant, upon a termination of the Participant by the Company or a Related Entity without Cause or a resignation of the Participant with Good Reason, shall receive one year of additional vesting for each full year of service performed for the Company or a Related Entity; provided, that such termination or resignation occurs within the twelve (12) month period following a Change in Control.

Effective December 7, 2015

G.	Tax Obligations.

1. Withholding Taxes. Participant agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Participant) for the satisfaction of all Federal, state, and local income and employment tax withholding requirements applicable to the Option exercise. Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

2. Notice of Disqualifying Disposition of Incentive Stock Option Shares. If the Option granted to Participant herein is an Incentive Stock Option, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the Incentive Stock Option on or before the later of (1) the date two years after the date the Option is granted, or (2) the date one year after the date of exercise, Participant will immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant.

H.	Entire Agreement; Governing Law.

The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant’s interest except by means of a writing signed by the Company and Participant. This Option Agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

I.	NO GUARANTEE OF CONTINUED SERVICE.

PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY ACHIEVEMENT OF ONE OR MORE PERFORMANCE METRICS WHILE CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH IN THE NOTICE OF GRANT DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH PARTICIPANT’S RIGHT OR THE COMPANY’S (OR PARENT’S OR SUBSIDIARY’S) RIGHT TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

Effective December 7, 2015

By Participant’s signature and the signature of the Company’s representative, Participant and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Participant has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement.

PARTICIPANT:	DOLBY LABORATORIES, INC.

[First Name Last Name]	By:

Effective December 7, 2015